UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 23, 2024

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York	1-3525	13-4922640
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

1 Riverside Plaza,	Columbus,	OH	43215
(Address of Principal Executive Offices)			(Zip Code)

(Registrant's Telephone Number, Including Area Code)	(614)	716-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $6.50 par value	AEP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

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Item 5.07    Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of shareholders (the “Annual Meeting”) via live webcast on April 23, 2024. At the Annual Meeting, the shareholders approved four proposals.  The proposals are described in detail in the Proxy Statement.

Proposal 1

The Company’s shareholders elected twelve individuals to the Board as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Benjamin G.S. Fowke, III	389,624,655	4,044,414	1,676,866	62,847,186
Art A. Garcia	355,343,361	38,292,656	1,709,918	62,847,186
Hunter C. Gary	379,530,629	14,082,501	1,732,805	62,847,186
Linda A. Goodspeed	384,705,373	9,012,502	1,628,032	62,847,186
Donna A. James	391,538,708	2,169,853	1,637,374	62,847,186
Sandra Beach Lin	373,501,117	19,888,158	1,956,660	62,847,186
Henry P. Linginfelter	390,094,918	3,501,913	1,749,062	62,847,186
Margaret M. McCarthy	387,857,213	5,781,983	1,706,739	62,847,186
Daryl Roberts	389,720,329	3,918,062	1,707,544	62,847,186
Daniel G. Stoddard	392,158,030	1,483,561	1,704,302	62,847,186
Sara Martinez Tucker	375,730,473	17,954,802	1,660,660	62,847,186
Lewis Von Thaer	388,818,081	4,769,756	1,758,098	62,847,186

Proposal 2

The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year as set forth below:

Votes For	Votes Against	Abstentions
454,744,822	1,852,229	1,595,910

Proposal 3

The Company’s shareholders approved the advisory vote on executive compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
375,985,050	16,599,247	2,761,376	62,847,186

Proposal 4

The Company’s shareholders approved the American Electric Power System 2024 Long-Term Incentive Plan as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
374,695,629	16,935,641	3,714,277	62,847,186

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

104	Cover Page Interactive Data File - The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.

By:	/s/ David C. House
Name:	David C. House
Title:	Assistant Secretary

April 25, 2024